Advances to and Investments in Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2016
Investment In Affiliates [Abstract]
Investments In Affiliates
ADVANCES TO AND INVESTMENTS IN UNCONSOLIDATED AFFILIATES:
The carrying values of the Partnership’s investments in unconsolidated affiliates as of December 31, 2016 and 2015, were as follows:

	December 31,
	2016	2015
Citrus	$1,729	$1,739
AmeriGas	82	80
FEP	101	115
MEP	318	660
HPC	382	402
Others	428	466
Total	$3,040	$3,462

Citrus
ETP owns CrossCountry, which owns a 50% interest in Citrus. The other 50% interest in Citrus is owned by a subsidiary of KMI. Citrus owns 100% of FGT, a natural gas pipeline system that originates in Texas and delivers natural gas to the Florida peninsula.
AmeriGas
In 2012, ETP received 29.6 million AmeriGas common units in connection with the contribution of its propane operations. During the year ended December 31, 2014, ETP sold 18.9 million AmeriGas common units for net proceeds of $814 million. As of December 31, 2016, the Partnership’s remaining interest in AmeriGas common units consisted of 3.1 million units held by a wholly-owned captive insurance company and is reflected in the Investment in ETP segment.
FEP
ETP has a 50% interest in FEP which owns an approximately 185-mile natural gas pipeline that originates in Conway County, Arkansas, continues eastward through White County, Arkansas and terminates at an interconnect with Trunkline Gas Company in Panola County, Mississippi.
MEP
ETP owns a 50% interest in MEP, which owns approximately 500 miles of natural gas pipeline that extends from Southeast Oklahoma, across Northeast Texas, Northern Louisiana and Central Mississippi to an interconnect with the Transcontinental natural gas pipeline system in Butler, Alabama. ETP evaluated its investment in MEP for impairment as of September 30, 2016, based on FASB Accounting Standards Codification 323, Investments - Equity Method and Joint Ventures. Based on commercial discussions with current and potential shippers on MEP regarding the outlook for long-term transportation contract rates, the Partnership concluded that the fair value of its investment was other than temporarily impaired, resulting in a non-cash impairment of $308 million during the year ended December 31, 2016.
HPC
ETP owns a 49.99% interest in HPC, which, through its ownership of RIGS, delivers natural gas from Northwest Louisiana to downstream pipelines and markets through a 450-mile intrastate pipeline system.
Summarized Financial Information
The following tables present aggregated selected balance sheet and income statement data for our unconsolidated affiliates, including AmeriGas, Citrus, FEP, HPC and MEP (on a 100% basis) for all periods presented:

	December 31,
	2016	2015
Current assets	$720	$632
Property, plant and equipment, net	9,982	10,213
Other assets	2,618	2,649
Total assets	$13,320	$13,494

Current liabilities	$1,358	$841
Non-current liabilities	7,583	7,950
Equity	4,379	4,703
Total liabilities and equity	$13,320	$13,494

	Years Ended December 31,
	2016	2015	2014
Revenue	$3,509	$4,026	$4,925
Operating income	1,181	1,302	1,071
Net income	602	807	577
In addition to the equity method investments described above our subsidiaries have other equity method investments which are not significant to our consolidated financial statements.